UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 23, 2017, ReWalk Robotics Ltd. (the “Company” or “ReWalk”) received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that Nasdaq approved the Company’s application to transfer the listing of its ordinary shares, par value NIS 0.01 per share (“Ordinary Shares”), from the Nasdaq Global Market to the Nasdaq Capital Market, effective May 25, 2017. As a result of the transfer, the Company is no longer subject to certain quantitative requirements of the Nasdaq Global Market. The Company’s Nasdaq listing is now subject to the Nasdaq Capital Market continued listing requirements. This transfer does not affect the trading of the Company’s Ordinary Shares, which will continue to trade on Nasdaq under the symbol “RWLK.”

Forward-Looking Statements

In addition to historical information, this current report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk’s future performance and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this current report on Form 8-K are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include those discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended, filed with the U.S. Securities and Exchange Commission and other documents subsequently filed with or furnished to the U.S. Securities and Exchange Commission. Any forward-looking statement made in this current report on Form 8-K speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name: Title:	Kevin Hershberger Chief Financial Officer

Dated: June 1, 2017

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